Exhibit 4.1
INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA

NUMBER	SHARES
CUSIP 14159U 10 3
THIS CERTIFICATES THAT
is the registered holder of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE
in the Capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.
IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

DATED

Chairman	COUNTERSIGNED AND REGISTERED PACIFIC CORPORATE SERVICES LTD. TRANSFER AGENT AND REGISTRAR	VANCOUVER TORONTO

President	By	SPECIMEN
Authorized Officer
The Shares represented by this certificate are transferable at the offices of Pacific Corporate Services Ltd., Vancouver, B.C. or Toronto, Ont.

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

(Name and address of transferee)

                                                                                                                                                                       shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.
     DATED:

(Signature of Witness)	(Signature of Shareholder)
NOTICE:	The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By: